Exhibit 99.2

E Commerce Group Products Inc.

(dba Speedpay)

COMBINED FINANCIAL STATEMENTS

As of March 31, 2019 and December 31, 2018 and for the three months ended March 31, 2019 and 2018

E Commerce Group Products Inc. (dba Speedpay)

E Commerce Group Products Inc. (dba Speedpay)

Combined Balance Sheets

(In thousand USD)

	March 31, 2019	December 31, 2018
Assets:
Current Assets
Cash and equivalents	$41,016	$131,840
Settlement assets	705,668	440,973
Other current assets	16,701	15,020

Total current assets	763,385	587,833
Property and equipment, net	331	415
Goodwill	102,153	102,153
Developed software and other intangible assets, net	9,590	10,250
Other Assets	2,100	2,100

Total Assets	$877,559	$702,751

Liabilities and Net Parent Company Investment:
Current Liabilities:
Settlement obligations	$705,668	$440,973
Accounts payable and accrued liabilities	15,192	15,109

Total current liabilities	720,860	456,082

Long term liabilities	3,583	3,372

Commitments and contingencies (Note 3)	—	—

Net Parent Company Investment	153,116	243,297

Total Liabilities and Parent Company Investment	$877,559	$702,751

See Notes to the Combined Financial Statements.

E Commerce Group Products Inc. (dba Speedpay)

Combined Statements of Changes in Comprehensive Income

(In thousand USD)

	Three Months ended March 31,
	2019	2018
Net revenue	$88,204	$94,974

Expenses:
Cost of sales	63,975	61,939
Selling, general and administrative	5,866	6,228

Total expenses	69,841	68,167

Profit before income taxes	18,363	26,807
Provision for income taxes	4,487	6,327

Net income	$13,876	$20,480

Comprehensive income	$13,876	$20,480

See Notes to the Combined Financial Statements.

E Commerce Group Products Inc. (dba Speedpay)

Combined Statements of Changes in Net Parent Company Investment

(In thousand USD)

Balance at December 31, 2018	$243,297
Comprehensive income	13,876
Net transfers to the Parent	(104,057)

Balance at March 31, 2019	$153,116

Balance at December 31, 2017	$202,920
Comprehensive income	20,480
Net transfers to the Parent	(28,030)

Balance at March 31, 2018	$195,370

See Notes to the Combined Financial Statements.

E Commerce Group Products Inc. (dba Speedpay)

Combined Statements of Cash Flows

(In thousand USD)

	Three Months ended March 31,
	2019	2018
Cash Flows from Operating Activities
Net income	$13,876	$20,480
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	655	794
Other noncash items, net	404	524
Increase/(decrease) in cash resulting from changes in:
Other current assets	(1,681)	(659)
Other assets	—	(316)
Accounts payable and accrued liabilities	783	(2,016)
Long term liabilities	211	(51)

Net cash provided by operating activities	14,248	18,756

Cash Flows from Investing Activities
Purchase of property and equipment	—	(104)
Capitalization of developed software and other	(800)	(1,908)

Net cash used in investing activities	(800)	(2,012)

Cash Flows from Financing Activities
Net transfers to Parent	(104,272)	(28,284)

Net cash used in financing activities	(104,272)	(28,284)

Net change in cash and cash equivalents	(90,824)	(11,540)
Cash and cash equivalents at beginning of year	131,840	91,195

Cash and cash equivalents at end of period	$41,016	$79,655

Noncash capitalization of developed software	$—	$196
Noncash stock compensation contributed by Parent	215	254

See Notes to the Combined Financial Statements.

E Commerce Group Products Inc. (dba Speedpay)

Notes to the Combined Financial Statements

(In thousand USD)

1. Business and Basis of Presentation

Description of the Business

The accompanying combined balance sheets as of March 31, 2019 and December 31, 2018, and the related combined statements of comprehensive income, changes in net parent company investment and cash flows for the three months ended March 31, 2019 and 2018 (collectively the “Combined Financial Statements”) reflect the business of E Commerce Group Products Inc. and its wholly owned subsidiary Speedpay, Inc. (the “Company”), as operated by The Western Union Company (“TWUC” or the “Parent”). The Company is a wholly owned subsidiary of TWUC, a publicly traded company listed on the New York Stock Exchange. The Company operates under the Speedpay brand name and facilitates electronic bill payments in the United States from consumers to businesses and other organizations including utilities, auto finance companies, financial service providers, government agencies and other businesses (“Billers”). Various aspects of the Company’s business are subject to United States federal, state, and local regulation.

Basis of Presentation

The accompanying interim combined financial statements as of and for the three-month periods ended March 31, 2019 and 2018 are unaudited and were prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). In compliance with GAAP, certain information and footnote disclosures normally included in annual combined financial statements have been condensed or omitted.

Results of operations and cash flows for the interim periods are not necessarily indicative of the results that may be expected for the entire year.

In the opinion of management, these interim combined financial statements include all the normal recurring adjustments necessary to fairly present the Company’s condensed combined results of operations, financial position and cash flows as of March 31, 2019 and for all periods presented. These interim combined financial statements should be read in conjunction with the Company’s combined financial statements as of and for the year ended December 31, 2018.

The Combined Financial Statements include an allocation for certain corporate and shared service functions historically provided by the Parent, including, but not limited to, executive oversight, accounting, treasury, tax, legal, human resources, procurement, information technology, and other shared services. An allocation for shared facilities has also been included in the Combined Financial Statements. These expenses have been allocated based on a pro rata basis of combined headcount or revenue. For the periods ended March 31, 2019 and 2018, the Combined Financial Statements include corporate and shared service expense allocations of $2,198 and $2,064, respectively, reflected in “Selling, general and administrative” expenses. Intercompany transactions between the Company and Parent have been included in these Combined Financial Statements and are reflected as settled at the time the transaction is recorded. The total net effect of the settlement of these intercompany transactions is reflected in the Combined Statements of Cash Flows as a financing activity and in the Combined Statements of Changes in Net Parent Company Investment in “Net transfers to Parent”.

E Commerce Group Products Inc. (dba Speedpay)

Notes to the Combined Financial Statements (Continued)

(In thousand USD)

Accounting Pronouncements Not Yet Adopted

In February 2016, the Financial Accounting Standards Board issued a new accounting pronouncement that requires lessees to record assets and liabilities on the balance sheet for lease-related rights and obligations and disclose key information about certain leasing arrangements. This new standard establishes a right-of-use (“ROU”) model that requires a lessee to recognize a ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. Leases will be classified as financing or operating, with classification affecting the pattern of expense recognition in the statement of operations. The Company will adopt the new standard, including the related amendments, effective January 1, 2020 using the modified retrospective approach, applying the provisions of the new standard on its effective date. Management does not expect the adoption of the new standard to have a material impact on the Company’s financial position, results of operations, and related disclosures.

In June 2016, the Financial Accounting Standards Board issued a new accounting pronouncement regarding credit losses for financial instruments. The new standard requires entities to measure expected credit losses for certain financial assets held at the reporting date using a current expected credit loss model, which is based on historical experience, adjusted for current conditions and reasonable and supportable forecasts. The Company is required to adopt the new standard on January 1, 2022. Management is currently evaluating the potential impact that the adoption of this standard will have on the Company’s financial position, results of operations, and related disclosures.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Principles of Consolidation

The Company consolidates financial results when it has a controlling financial interest in a subsidiary via voting rights or when it has both the power to direct the activities of an entity that most significantly impact the entity’s economic performance and the ability to absorb losses or the right to receive benefits of the entity that could potentially be significant to the entity. All significant intercompany accounts and transactions between the business comprising the Company have been eliminated in the accompanying Financial Statements.

E Commerce Group Products Inc. (dba Speedpay)

Notes to the Combined Financial Statements (Continued)

(In thousand USD)

Settlement Assets and Obligations

Settlement assets consist of cash and receivables from credit card processors. Settlement obligations represent amounts to be paid to Billers including utility companies, auto finance companies, mortgage servicers, financial service providers, government agencies and others.

	March 31, 2019	December 31, 2018
Settlement assets:
Cash and equivalents	$544,591	$221,120
Receivables from credit card processors	161,077	219,853

Total settlement assets	$705,668	$440,973

Settlement obligations:
Payables to Billers	$705,668	$440,973

2. Revenue

On January 1, 2018, the Company adopted Accounting Standards Update 2014-09, Revenue Recognition from Contracts with Customers (“ASU 2014-09”), as amended, using the modified retrospective approach. This standard provides guidance on recognizing revenue, including a five-step model to determine when revenue recognition is appropriate. The adoption of ASU 2014-09 did not have a material impact on the Company’s Combined Financial Statements.

The Company’s revenues are primarily derived from facilitating payments from consumers to pay their bills. Revenues are recorded at the time a transaction is initiated. The Company’s three largest Billers as a percentage of Net Revenue represented:

	Three months ended March 31,
	2019	2018
Largest	11%	8%
Second largest	11%	11%
Third largest	10%	13%

E Commerce Group Products Inc. (dba Speedpay)

Notes to the Combined Financial Statements (Continued)

(In thousand USD)

The Company recognizes revenue from two primary business models. In the convenience fee model, the Company is responsible for collecting and distributing all funds associated with processing the transaction. Under the convenience fee model, the Company recognizes a contract asset for rebate advances to Billers and a contract liability for rebates owed at the end of the period. In the transaction fee model, the Biller is invoiced for a fee for each transaction processed by the Company and is responsible for the cost associated with processing the transaction (e.g., credit card merchant fees, ACH processing fees, ATM processing fees). Other revenue consists of per transaction fees for ancillary services that are provided to the Billers. Revenue is made up of the following components:

	Three months ended March 31,
	2019	2018
Convenience fees, gross	$77,616	$82,136
Rebates	(8,384)	(8,342)

Convenience fees, net	69,232	73,794
Transaction fees	17,221	19,102
Other revenue	1,751	2,078

Net Revenue	$88,204	$94,974

Contractual assets recorded in “Developed software and other intangible assets, net” and contractual liability balances recorded in “Accounts payable and accrued liabilities” were as follows:

	March 31, 2019	December 31, 2018
Contract Assets	$1,498	$1,586
Contract Liability	2,891	2,670

3. Commitments and Contingencies

Legal Matters

The Company is subject from time to time to certain claims and litigation that could result in losses, including damages, fines and/or civil penalties, which could be significant, and in some cases, criminal charges. The Company records an accrual for these contingencies to the extent that a loss is both probable and reasonably estimable. If some amount within a range of loss appears to be a better estimate than any other amount within the range, that amount is accrued. When no amount within a range of loss appears to be a better estimate than any other amount, the lowest amount in the range is accrued.

In January 2017, the Parent entered into (1) a Deferred Prosecution Agreement (the “DPA”) with the United States Department of Justice and various United States Attorney’s offices; (2) a Stipulated Order for Permanent Injunction and Final Judgment (the “Consent Order”) with the

E Commerce Group Products Inc. (dba Speedpay)

Notes to the Combined Financial Statements (Continued)

(In thousand USD)

United States Federal Trade Commission (“FTC”) resolving claims by the FTC alleging unfair acts and practices under the Federal Trade Commission Act and for violations of the FTC Telemarketing Sales Rule; and (3) a Consent to the Assessment of Civil Money Penalty with the Financial Crimes Enforcement Network (“FinCEN”) of the United States Department of Treasury (the “FinCEN Agreement”), to resolve the respective investigations of those agencies. Additionally, from January through April 2017 the Parent entered into certain compliance assurances with the attorneys general of all U.S. states and the District of Columbia named therein to resolve related investigations by the state attorneys general. The agreements with the state attorneys general are collectively referred to herein as the “State AG Agreement.” The DPA, Consent Order, FinCEN Agreement, and State AG Agreement are collectively referred to herein as the “Joint Settlement Agreements.”

The Joint Settlement Agreements require, among other things, the Parent (and its affiliates) to adopt certain new or enhanced practices with respect to its compliance program, including consumer reimbursement, agent due diligence, agent training, monitoring, reporting, and record-keeping, to the extent relevant under the terms of the Joint Settlement Agreements. Any failure on the part of the Parent or its affiliates to adhere to the obligations of the Joint Settlement Agreements, to the extent the terms thereof apply to the Company, could potentially have a material adverse effect on the Company’s business, financial condition, results of operations, or cash flows.

In addition to the matters described above, the Company is a party to a variety of other legal matters that arise in the normal course of business.

The outcomes of legal actions are unpredictable and subject to significant uncertainties, and it is inherently difficult to determine whether any loss is probable or even possible. It is also inherently difficult to estimate the amount of any loss and there may be matters for which a loss is probable or reasonably possible but not currently estimable. Accordingly, actual losses may be in excess of the established liability or the range of reasonably possible loss.

4. Income Taxes

The Company’s pre-tax income was generated in the United States. The Company’s provision for income taxes for the three months ended March 31, 2019 and 2018 is based on the estimated annual effective tax rate. The Company’s effective tax rates on pre-tax income were 24.4% and 23.6% for the three months ended March 31, 2019 and 2018, respectively.

E Commerce Group Products Inc. (dba Speedpay)

Notes to the Combined Financial Statements (Continued)

(In thousand USD)

Uncertain Tax Positions

The Company has established a contingency reserve for a known tax exposure. As of March 31, 2019 and December 31, 2018, the total amount of tax contingency reserves was $1,681 and $1,646, including accrued interest and penalties. The Company’s tax reserves reflect management’s judgment as to the resolution of the issues involved if subject to judicial review or other settlement. While the Company believes its reserves are adequate to cover reasonably expected tax risks, there can be no assurance that, in all instances, an issue raised by a tax authority will be resolved at a financial cost that does not exceed its related reserve. With respect to these reserves, the Company’s income tax expense would include (i) any changes in tax reserves arising from material changes during the period in the facts and circumstances (i.e., new information) surrounding a tax issue and (ii) any difference from the Company’s tax position as recorded in the Combined Financial Statements and the final resolution of a tax issue during the period. Such resolution could materially increase or decrease income tax expense in the Company’s Combined Financial Statements in future periods and could impact operating cash flows.

5. Subsequent Events

The Company has evaluated subsequent events through April 26, 2019, the date these Combined Financial Statements were available to be issued.